UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2021

Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Horizon Global Corporation (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on May 28, 2021. There were a total of 27,002,183 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, and there were 19,798,016 shares of Common Stock represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.
The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:
Proposal 1. The election of eight directors to serve until the Company's 2022 annual meeting of stockholders:

	FOR	WITHHELD	BROKER NON-VOTES
John F. Barrett	16,603,195	129,852	3,064,969
Terrence G. Gohl	16,729,304	3,743	3,064,969
Frederick A. Henderson	16,687,459	45,588	3,064,969
John C. Kennedy	16,189,469	543,578	3,064,969
Ryan L. Langdon	15,728,861	1,004,186	3,064,969
Brett N. Milgrim	15,749,205	983,842	3,064,969
Debra S. Oler	16,631,288	101,759	3,064,969
Mark D. Weber	16,086,362	646,685	3,064,969
Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021:

FOR	AGAINST	ABSTAIN
19,796,339	1,374	303

Proposal 3. The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,680,799	42,473	9,775	3,064,969

Proposal 4. The recommendation, on a non-binding advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
15,109,761	127	1,614,315	8,844

The Company has determined that future stockholder advisory votes on named executive officer compensation will be held every year until the next vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	June 3, 2021	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel, Chief Compliance Officer and Corporate Secretary